UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2021

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	TPX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On April 6, 2021, Tempur Sealy International, Inc. (the "Company") and certain of its subsidiaries amended and restated its accounts receivable securitization facility (the “Transaction”) with respect to certain indebtedness and other obligations owed to subsidiaries of the Company arising from the sale of goods or provision of services by these subsidiaries (the “Receivables”). In connection with the Transaction, the Company, Tempur Sealy Receivables, LLC (the “Borrower”), Tempur-Pedic North America, LLC (“TPNA”) and Sealy Mattress Manufacturing Company, LLC (“SMMC” and together with TPNA, the “Originators”) entered into Omnibus Amendment No. 2 (the "Omnibus Amendment") with Wells Fargo Bank, National Association, as administrative agent and as lender (“Wells Fargo” or a "Lender") and Sumitomo Mitsui Banking Corporation ("SMBC" or a "Lender"). As part of the Omnibus Amendment, the Company and the Borrower entered into an Amended and Restated Credit Agreement (the "Amended Credit Agreement") with Wells Fargo, as administrative agent and Lender and SMBC, as Lender.
The Borrower is a wholly owned special purpose subsidiary of TPNA. The Amended Credit Agreement provides for revolving loans (the “Loans”) to be made from time to time by the Lender to the Borrower, in a maximum amount that varies over the course of the year based on seasonality subject to an overall limit of $200 million. The Loans will bear interest at a floating rate initially equal to a one month LIBOR index plus 70 basis points. The LIBOR replacement provisions in the Amended Credit Agreement provide for customary arrangements to transition to the use of rates based on the secured overnight financing rate (“SOFR”) administered by the Federal Reserve Bank of New York or an alternative benchmark rate determined by the relevant governmental authority or the then-prevailing market convention.
In connection with the Transaction and pursuant to the Omnibus Amendment which amended and restated the receivables sale agreements, the Originators transfer and assign from time to time, on a “true sale” basis, certain Receivables directly or indirectly to the Borrower, with SMMC transferring and assigning Receivables to TPNA and TPNA transferring these and other Receivables to the Borrower. The Company has guaranteed the obligations of the Originators under these amended and restated receivables sale agreements. In connection with each such transfer and assignment, the Borrower may request advances (the “Advances”) in respect of the Loans, subject to the satisfaction of the conditions precedent set forth in the Amended Credit Agreement. The Borrower will use the proceeds of the Advances to finance the acquisition of Receivables by the Borrower, and the Originators will use proceeds from the sale of Receivables to the Borrower for general corporate purposes, including the origination of additional Receivables by the Originators and payment of expenses of the Transaction. Amounts under the Amended Credit Agreement may be borrowed, repaid and re-borrowed from time to time until the maturity date of April 6, 2023. Prior to the maturity date, the Borrower is only required to repay principal if borrowings exceed the determined borrowing base, unless an Amortization Event (as defined in the Amended Credit Agreement) occurs. Voluntary prepayments and commitment reductions under the Amended Credit Agreement are permitted at any time without payment of any prepayment fee upon proper notice and subject to minimum dollar amounts.

The obligations of the Borrower under the Amended Credit Agreement will be secured by the Receivables and certain related rights, including rights under the amended and restated receivables sale agreements with the Originators. The Borrower will have no material assets other than the Receivables, which will continue to be owned by the Borrower and will continue to be reflected as assets on the Company’s consolidated balance sheet. The Amended Credit Agreement contains customary events of default (referred to in the Amended Credit Agreement as “Facility Termination Events”, and which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods), including, but not limited to, non-payment of principal or interest or other amounts, misrepresentations, failure to perform or observe covenants, cross-defaults with certain other indebtedness or material agreements, certain change in control events, voluntary or involuntary bankruptcy proceedings, certain judgments or decrees, failure of the Amended Credit Agreement or other loan documents to be in full force and effect, certain ERISA events and certain judgments. The Amended Credit Agreement also contains certain representations, warranties and conditions, in each case as set forth in the Amended Credit Agreement.

Copies of the Omnibus Amendment, the Amended Credit Agreement and the two amended and restated receivables sale agreements with the Originators are included as Exhibits 10.1-10.4 to this Current Report on Form 8-K. The foregoing descriptions of the Omnibus Amendment, the Amended Credit Agreement and amended and restated receivables sale agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1-10.4 to this Current Report on Form 8-K.

Each Lender and its affiliates have various relationships with the Company involving the provision of financial services from time to time, including other credit facilities with the Company and its affiliates, investment banking, cash management, equipment leasing and other services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Omnibus Amendment No. 2, dated as of April 6, 2021, by and among Tempur Sealy International, Inc., Tempur Sealy Receivables, LLC, Tempur-Pedic North America, LLC, Sealy Mattress Manufacturing Company, LLC, Sumitomo Mitsui Banking Corporation, as lender, and Wells Fargo Bank, National Association, as administrative agent and as lender.

10.2
Annex A to Omnibus Amendment No. 2 - Amended and Restated Receivables Sale Agreement, dated as of April 6, 2021, by and between Sealy Mattress Manufacturing Company, LLC, as seller, and Tempur-Pedic North America, LLC, as purchaser.

10.3
Annex B to Omnibus Amendment No. 2 - Amended and Restated Receivables Sale and Contribution Agreement, dated as of April 6, 2021, by and between Tempur-Pedic North America, LLC, as seller and contributor, and Tempur Sealy Receivables, LLC, as purchaser and contributee.

10.4
Annex C to Omnibus Amendment No. 2 - Amended and Restated Credit and Security Agreement, dated as of April 6, 2021, among Tempur Sealy International, Inc., as master servicer, Tempur Sealy Receivables, LLC, as borrower, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent.

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2021

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer